UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2014

ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Freeport Parkway, Coppell, Texas 75019
 (Address of principal executive offices) (Zip Code)

(469) 322-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 12, 2014, ALCO Stores, Inc., a Kansas corporation (the “Company”), entered into an Indemnification Agreement with each of the following directors: John M. Climaco; Stanley B. Latacha; William L. Lechtner; David W. Pointer; Robert J. Sarlls; Dilip Singh; and Mark D. Stolper. The form of Indemnification Agreement is substantially similar for each director.

Each Indemnification Agreement provides, among other things and subject to certain limitations in the Indemnification Agreement, that the Company will (1) indemnify the director, to the fullest extent permitted by applicable law, if he is, or is threatened to be made, a party to, a witness for or otherwise involved in a Proceeding (as defined in the Indemnification Agreement) as a result of his Corporate Status (as defined in the Indemnification Agreement); (2) in the event that the Company and the director are jointly liable, the Company shall waive any right of contribution it may have against the director; (3) advance Expenses (as defined in the Indemnification Agreement) to the director; and (4) provide adequate Liability Insurance (as defined in the Indemnification Agreement) for the director. The rights provided to each director under the Indemnification Agreement are in addition to any rights he may have under applicable law and the Company’s Articles of Incorporation and Bylaws, as amended.

The foregoing description of the Indemnification Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of each Indemnification Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.7 and the terms of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number	Description
10.1	Indemnification Agreement entered into between the Company and John M. Climaco, dated as of September 12, 2014.
10.2	Indemnification Agreement entered into between the Company and Stanley B. Latacha, dated as of September 12, 2014.
10.3	Indemnification Agreement entered into between the Company and William L. Lechtner, dated as of September 12, 2014.
10.4	Indemnification Agreement entered into between the Company and David W. Pointer, dated as of September 12, 2014.
10.5	Indemnification Agreement entered into between the Company and Robert J. Sarlls, dated as of September 12, 2014.
10.6	Indemnification Agreement entered into between the Company and Dilip Singh, dated as of September 12, 2014.
10.7	Indemnification Agreement entered into between the Company and Mark D. Stolper, dated as of September 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2014	ALCO STORES, INC. By: /s/ Stanley B. Latacha Stanley B. Latacha Interim Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Indemnification Agreement entered into between the Company and John M. Climaco, dated as of September 12, 2014.
10.2	Indemnification Agreement entered into between the Company and Stanley B. Latacha, dated as of September 12, 2014.
10.3	Indemnification Agreement entered into between the Company and William L. Lechtner, dated as of September 12, 2014.
10.4	Indemnification Agreement entered into between the Company and David W. Pointer, dated as of September 12, 2014.
10.5	Indemnification Agreement entered into between the Company and Robert J. Sarlls, dated as of September 12, 2014.
10.6	Indemnification Agreement entered into between the Company and Dilip Singh, dated as of September 12, 2014.
10.7	Indemnification Agreement entered into between the Company and Mark D. Stolper, dated as of September 12, 2014.